The Lord Abbett Family of Funds

Supplement dated April 1, 2016
to the Statements of Additional Information

The independent Directors/Trustees have nominated and the Boards have appointed Mark A. Schmid to serve on the Boards of the Funds effective April 20, 2016. Mr. Schmid will be deemed to be an independent Director/Trustee of the Funds.

1.	The following information about Mr. Schmid is added to the section of each Fund’s statement of additional information titled “Management of the Funds – Independent Directors/Trustees” effective April 20, 2016:

Name, Address, and Year of Birth	Current Position and Length of Service with the Company/Trust	Principal Occupation and Other Directorships During Past Five Years
Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director/Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

2.	The following information about Mr. Schmid is added to the section of each Fund’s statement of additional information titled “Management of the Funds – Qualifications of Directors/Trustees – Independent Directors/Trustees” effective April 20, 2016:

Mark A. Schmid. Board tenure with the Lord Abbett Family of Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

Please retain this document for your future reference.